UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 1.01

Entry into a Material Definitive Agreement

Taurus Financial Partners, LLC

On July 27, 2015, Blue Water Global Group, Inc. (“Blue Water”) borrowed US$16,446.03 from Taurus Financial Partners, LLC (“Taurus”), a related party, in the form of a short-term no document bridge loan to be repaid no later than September 30, 2015.  On August 24, 2015, Blue Water borrowed an additional $15,050.00 under the same terms and conditions.  Blue Water failed to repay Taurus the aggregate loan proceeds of $31,496.03 on or before September 30, 2015.

On October 8, 2015, Blue Water and Taurus mutually agreed to convert this outstanding debt into a long-term Secured Promissory Note.  In conjunction with the issuance of this Promissory Note, Blue Water executed a Security Agreement with Taurus pursuant to the Promissory Note.  In compliance with the agreements, Blue Water and Taurus filed a UCC1 with the Nevada Secretary of State (Document Number: 2015027794-5).

Copies of the Promissory Note and Security Agreement are filed herewith as Exhibits 4.53 and 4.54, respectively, and are incorporated herein by reference.  The foregoing summary descriptions of these definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

4.53

Promissory Note between Blue Water Global Group, Inc. and Taurus Financial Partners, LLC dated October 8, 2015

4.54

Security Agreement between Blue Water Global Group, Inc. and Taurus Financial Partners, LLC dated October 8, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: October 8, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

3